UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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TALK AMERICA HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

---------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TALK AMERICA HOLDINGS, INC.
12020 Sunrise Valley Drive
Reston, Virginia 20190
(703) 391-7500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 5, 2004

To the Stockholders of
Talk America Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Talk America Holdings, Inc., a Delaware corporation, will be held on May 19, 2004, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 for the following purposes:

(1)   To consider and vote upon a proposal to elect two directors, each for a term of three years and until his successor has been elected and qualified;

(2)   To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent certified public accountants for 2004; and

(3)   To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on March 22, 2004 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

The Board of Directors hopes that you will be able to attend the Annual Meeting. Whether or not you are able to be present in person at the Annual Meeting, we urge you to sign and date the enclosed proxy and return it at your earliest convenience in the enclosed envelope. If you attend the Annual Meeting, you may revoke the proxy and vote in person if you desire. Please read the enclosed proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting.
                                                                                     By Order of the Board of Directors,

                                                                                     /s/ Aloysius T. Lawn, IV
                                                                                     Aloysius T. Lawn, IV, Secretary
Reston, Virginia
April 5, 2004

TALK AMERICA HOLDINGS, INC.
12020 Sunrise Valley Drive
Reston, Virginia 20190
(703) 391-7500

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors (the “Board”) of Talk America Holdings, Inc. ("Talk America"), a Delaware corporation, the principal executive offices of which are located at 12020 Sunrise Valley Drive, Reston, Virginia 20190, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on May 19, 2004 (the “Annual Meeting”), or at any adjournment or adjournments thereof. The Annual Meeting will be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 at 10:00 a.m., Eastern time. Talk America will bear the expenses of soliciting your proxy. This proxy statement and the accompanying form of proxy are first being released for mailing to stockholders on or about April 6, 2004.

We urge you to date, sign and mail your proxy promptly to make certain that your shares will be voted at the Annual Meeting. Proxies in the enclosed form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions, if any, indicated on the proxy card. If no instruction is given, the proxy will be voted in favor of the nominees for election as directors specified under “PROPOSAL 1: ELECTION OF DIRECTORS”; and in favor of the ratification of the selection of auditors as described in “PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.” Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to our Corporate Secretary prior to the Annual Meeting, or by voting in person at the Annual Meeting.

VOTING SECURITIES

Only stockholders of record at the close of business on March 22, 2004 are entitled to vote at the Annual Meeting. On March 22, 2004, there were 26,674,761 shares of our common stock, par value $.01 per share, outstanding and entitled to vote (excluding 1,315,789 shares of common stock held in treasury). Each share of common stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the shares of common stock will constitute a quorum for the transaction of business.

With respect to Proposal 1, the nominees in Class I for election as directors who receive the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, shall be elected as directors. A withheld vote on any nominee will not affect the voting results.

Brokers who hold shares in street name do not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners), although considered present for purposes of determining a quorum, will not affect the outcome of the vote on the election of directors.

It is anticipated that sufficient stockholders will attend the meeting, in person or by proxy, to constitute a quorum for the transaction of business.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of March 31, 2004 (except as otherwise noted) by (i) each stockholder who is known by us to own beneficially more than five percent of the outstanding common stock, (ii) each of our directors and nominees for director, (iii) each of the executive officers named below and (iv) all our current directors and executive officers as a group. Except as otherwise indicated below, we believe that the beneficial owners of the common stock listed below have sole investment and voting power with respect to such shares.

Name of Beneficial Owner or Identity of Group	Number of Shares Beneficially Owned (1)	Percent of Shares Beneficially Owned

Paul Rosenberg 650 N. E. 5th Avenue Boca Raton, Fl 33432	1,919,995(2)	7.3%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	1,744,300(3)	6.6%
CCM Master Qualified Fund, Ltd., Coghill Capital Management, LLC and Clint D. Coghill One North Wacker Drive, Suite 4350 Chicago, IL 60606	1,355,088(4)	5.1%

Gabriel Battista	680,332(5)	2.5%
Mark S. Fowler	112,374(5)	*
Edward B. Meyercord, III	267,042(5)	*
Ronald R. Thoma	39,311(5)	*
Robert Korzeniewski	1,000
Jeffrey Earhart	89,768(5)	*
Aloysius T. Lawn, IV	159,548(5)	*
Warren Brasselle	100,389(5)	*
Timothy Leonard	97,666(5)	*
All directors and executive officers as a group (10 persons)	1,685,763(5)	6.0%

*   Less than 1%

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(1)   The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

(2)   The foregoing information is derived from the Schedule 13D/A filed by Paul Rosenberg, the Rosenberg Family Limited Partnership, PBR, Inc. and the New Millennium Charitable Foundation on February 12, 1999.

(3)   The foregoing information is derived from the Schedule 13G filed by Lazard Asset Management LLC on February 17, 2004. This Schedule indicates that Lazard Asset Management LLC has sole power to vote or to direct the vote for 1,644,100 shares and sole power to dispose or to direct the disposition of 1,744,300 shares.

(4)   The foregoing information is derived from the Schedule 13G filed by CCM Master Qualified Fund, Ltd., Coghill Capital Management, LLC and Clint D. Coghill on March 5, 2004. This Schedule indicates that CCM Master Qualified Fund, Ltd., Coghill Capital Management, LLC and Clint D. Coghill have shared voting power for 1,355,088 shares and shared dispositive power for 1,355,088 shares.

(5)   Includes shares of our common stock that could be acquired upon exercise of options exercisable within 60 days after March 31, 2004 as follows: Gabriel Battista - 633,332; Mark Fowler - 30,000, Edward B. Meyercord, III - 216,666; Ronald Thoma - 20,000, Aloysius T. Lawn, IV - 128,332; Jeffrey Earhart - 85,000; Warren Brasselle - 90,556, and Timothy Leonard - 81,666.

Compliance with Section 16(a) of the Exchange Act

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors and certain officers and persons who are the beneficial owners of more than 10 percent of our Common Stock are required to report their ownership of the Common Stock, options and certain related securities and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report any failure to file by such dates in 2003. We believe that all of the required filings have been made in a timely manner except that Mr. Fowler inadvertently did not report a sale of stock in 2001 by his wife, which has been subsequently reported but was not reported timely. In making this statement, we have relied on copies of the reporting forms received by us.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than one nor more than 15 persons, the exact number to be fixed and determined from time to time by resolution of the Board. The Board has acted to fix the number of directors at five. Pursuant to the terms

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of our Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the annual meeting of stockholders in 2004 (“Class I”), the annual meeting of stockholders in 2005 (“Class III”), and the annual meeting of stockholders in 2006 (“Class II”), respectively.

At the Annual Meeting, Gabriel Battista and Ronald Thoma are to be elected as Class I directors, for terms to expire at the annual meeting of stockholders in 2007. Messrs. Battista and Thoma will each serve until his successor has been elected and qualified. Mr. Battista currently serves as our Executive Chairman of the Board and one of our directors. Mr. Thoma currently serves as one of our directors. The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominees. The nominees have consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that the nominees for election as director will not be candidates or will be unable to serve, but if either occurs it is intended that the shares represented by proxies will be voted for such substituted nominee or nominees as the Board, in its discretion, may designate.

The Board of Directors has determined that Ronald Thoma, Mark Fowler and Robert Korzeniewski, constituting a majority of the Board members, are “independent directors” as that term is defined in the National Association of Securities’ Dealers ("NASD") listing standards.

The following sets forth certain biographical information, present occupation and business experience for the past five years for the nominees for election as directors and the continuing Class II and Class III directors.

The Board of Directors recommends a vote FOR the Class I nominees listed below.

CLASS I: NOMINEES WHOSE TERMS WILL EXPIRE IN 2007

Gabriel Battista, age 59. Mr. Battista has served as Executive Chairman of the Board of Directors since January 1, 2004. From January 1999 through May 2001 Mr. Battista served as our Chairman of the Board of Directors, Chief Executive Officer and President. From May 2001 through December 2003, Mr. Battista served as our Chairman of the Board of Directors and Chief Executive Officer. Prior to joining us in January of 1999 as a Director and Chief Executive Officer, Mr. Battista served as Chief Executive Officer of Network Solutions Inc., an Internet domain name registration company. Prior to joining Network Solutions, Mr. Battista served both as CEO and as President and Chief Operating Officer of Cable & Wireless, Inc., a telecommunication provider. His career also included management positions at US Sprint, GTE Telenet and The General Electric Company. Mr. Battista serves as a trustee of Capitol College.

Ronald R. Thoma, age 69. Mr. Thoma is currently a business consultant, having retired in early 2000 as an Executive Vice President of Crown Cork and Seal Company, Inc., a manufacturer of packaging products, where he had been employed since 1955. Mr. Thoma has served as one of our directors since 1995.

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CLASS III: INCUMBENTS WHOSE TERMS WILL EXPIRE IN 2005

Mark S. Fowler, age 62. Mr. Fowler has been one of our directors since September 1999. From 1981 to 1987, he was the Chairman of the FCC. From 1987 to 1994, Mr. Fowler was Senior Communications Counsel at Latham & Watkins, a law firm, and of counsel from 1994 to 2000. From 2000 through the present, Mr. Fowler founded and has served as Chairman of the Board of Directors of AssureSat, Inc., a provider of telecommunications satellite backup services. Since 2002, Mr. Fowler has been self-employed and pursuing investments in various companies and real estate. From 1991 to 1994, he was the founder, Chairman and Chief Executive Officer of PowerFone Holdings Inc., a telecommunications company. From 1994 to 2000 he was a founder and chairman of UniSite, Inc., a developer of antenna sites for use by multiple wireless operators. From 1999 to December 2002, Mr. Fowler served as a director of Pac-West Telecomm, Inc., a competitive local exchange carrier. From 1999 to date, Mr. Fowler has served as a director of Beasley Broadcast Group, a radio broadcasting company.

Robert Korzeniewski, age 47. Mr. Korzeniewski has been one of our directors since July 2003. He is currently the Executive Vice President, Corporate Development and Strategy, with VeriSign Inc., which provides infrastructure services for Internet and telecommunications networks. From 1996 to 2000, Mr. Korzeniewski served as Chief Financial Officer of Network Solutions, Inc., which was acquired by VeriSign in June 2000. From 1987 to 1996, he held a variety of senior financial positions with SAIC. Mr. Korzeniewski is a certified public accountant. He serves as a director of Kintera, Inc., a software provider for nonprofit organizations. Mr. Korzeniewski is also a director of a number of privately held companies.

CLASS II: INCUMBENT WHOSE TERM WILL EXPIRE IN 2006

Edward B. Meyercord, III, age 38. Mr. Meyercord currently serves as our Chief Executive Officer, President and a Director. From May 2001 through December 2003, Mr. Meyercord served us as President and a Director. He served as our Chief Financial Officer between August 1999 and December 2001 and Chief Operating Officer between January 2000 and May 2001. He joined us in September of 1996 as the Executive Vice President, Marketing and Corporate Development. Prior to joining us, Mr. Meyercord served as Vice President in the Global Telecommunications Corporate Finance Group at Salomon Brothers, Inc., based in New York. Prior to Salomon Brothers he worked in the corporate finance department at PaineWebber Incorporated.

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THE BOARD OF DIRECTORS

The Board met five times in 2003. During the fiscal year ended December 31, 2003, each then-incumbent director attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he served.

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer. The text of this code of ethics is posted on our internet website, www.talkamerica.com. A copy of this code of ethics may also be obtained from us by mailing a request to: Talk America Holdings, Inc., Attn: General Counsel, 12020 Sunrise Valley Drive, Suite 250, Reston, Virginia 20191. We intend to satisfy our disclosure requirements regarding an amendment to, or waiver from, a provision of this code of ethics by posting such information on our internet website, www.talkamerica.com.

Stockholders may send communications to the Board by mailing such communications to: Talk America Directors, c/o Secretary, 6805 Route 202, New Hope, PA 18938. All stockholder communications shall be communicated to the Executive Chairman of the Board, who may, in his/her discretion, provide the communications to the other members of the Board.

We do not have a policy with regard to our Board members' attendance at our annual meetings. In 2003, two members of the Board attended our annual meeting.

Board Committees

The Board has established the following two committees, the function and current members of which are noted below.

Audit Committee. In 2003, the Audit Committee consisted of Mark S. Fowler, Robert Korzeniewski, Arthur J. Marks and Ronald R. Thoma. Mr. Korzeniewski joined the Audit Committee on October 28, 2003. Mr. Marks served as Chairman of the Audit Committee until October 28, 2003, when Mr. Korzeniewski assumed such position. Our Board has determined that all of the members of the Audit Committee are independent, as that term is defined in the NASD’s listing standards. Our Board of Directors has also determined that Robert Korzeniewski is an "audit committee financial expert" as this term is defined in the rules and regulations adopted by the SEC. The Audit Committee’s primary purpose is to oversee our accounting and financial reporting processes and the audits of our financial statements. Without limitation of the generality of the foregoing, the Audit Committee’s primary functions are to oversee: the integrity of our financial statements and financial reporting structure; our compliance with related legal and regulatory requirements; the independent auditor’s qualifications and independence; and the performance of our independent auditors. In addition, the Audit Committee is directly and solely responsible for the appointment, replacement, compensation and oversight of the work of the independent auditors. The Audit Committee met 9 times in 2003.

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During 2003, the Audit Committee of the Board reviewed and proposed changes to its charter, and the amended Audit Committee charter was approved by the full Board on April 29, 2003. A copy of the amended charter is attached hereto as Exhibit A. The Audit Committee reviews and reassesses this charter at least annually.

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of Talk America's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Talk America specifically incorporates this report by reference therein.

While management is responsible for the preparation and integrity of Talk America's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, the Audit Committee’s primary purpose is to oversee Talk America’s accounting and financial reporting processes and the audits of Talk America’s financial statements. Talk America’s independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2003 with Talk America’s management and has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Talk America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

                            THE AUDIT COMMITTEE

                            Robert Korzeniewski, Chairman
                            Mark S. Fowler
                            Ronald R. Thoma

Compensation Committee. In 2003, the Compensation Committee consisted of Mark S. Fowler and Ronald R. Thoma. The Compensation Committee is responsible for determining compensation for our executive officers and currently administers the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive

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Plan, the 2001 Non-Officer Long Term Incentive Plan and the 2003 Long Term Incentive Plan and reviews and approves the grant of options to our employees. The Compensation Committee met once and took action by written consent in lieu of a meeting 18 times during 2003.

Nominating Procedures

Given the relatively small size of the Board of Directors and the existence of other committees of the Board requiring substantial attention and effort, the Board has determined not to establish a separate nominating committee. The Board has also determined that a nominating committee is not necessary in light of the nominating procedures it has adopted, which require, among other matters, that nominations are to be selected by a majority of the independent members of the Board. While the entire Board may participate in the consideration of director nominees, the selection of director nominees shall be determined solely by the directors who are "independent" as defined by NASD listing standards, by a majority vote thereof.

The Board will consider candidates for membership suggested by its members, as well as by our management and by our stockholders. The Board may also from time to time retain a third-party executive search firm to identify candidates.

A stockholder who wishes to suggest a prospective director candidate for consideration by the Board may do so by written notice to our corporate Secretary setting forth the name, address and principal occupation of the prospective candidate, the name and address of the notifying stockholder, the number of shares of our capital stock owned by the notifying stockholder(s) and, to the extent known to the notifying stockholder, the information regarding the prospective candidate that would be required to be disclosed in a proxy statement filed under the Securities Exchange Act of 1934, together in writing with whatever further supporting material the stockholder considers appropriate. Notwithstanding the foregoing, nominations by stockholders of persons at a meeting for election as a director shall continue to be subject to the terms of our Bylaws, including Section 402, as discussed below.

There shall be no difference in the manner in which a prospective nominee is considered and evaluated by the Board based on the source of the prospective nominee’s identification or suggestion (that is, by management, a member of the Board, a stockholder or any other source).

Once the Board has identified a prospective nominee, it will, by action of a majority of the "independent" directors, make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the need for additional Board members to fill vacancies or to expand the size of the Board. If it is determined that there is a need for additional Board members, the prospective nominee will be evaluated considering the following factors:

•   the candidate's ability to represent the interests of our stockholders;

•   the candidate's skill, integrity, and independence of thought and judgment;

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•   the candidate's experience with businesses and other organizations of comparable size and stage of development;

•   the relationship of the candidate's experience to the experience of other members of our Board and whether the candidate adds to the range of talent, skill and expertise possessed by the existing members of our Board;

•   the candidate's ability to dedicate sufficient time, energy and attention to the diligent performance of a director's duties, including the candidate's service on other boards of directors; and

•   such other relevant factors as deemed appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees.

As part of the evaluation, the prospective nominee will be interviewed by one or more of the Board members, including at least one of the "independent" members, and others as appropriate, either in person or by telephone. After completing this evaluation and interview, the Board will then determine, by the vote of a majority of the "independent" directors, whether to elect the candidate to the Board in the case where stockholder approval is not required, or to nominate the candidate for election by our stockholders.

In addition to the procedures described above, a stockholder may nominate a person for election as a director at a meeting of stockholders called for the election of directors, provided that the stockholder complies with Section 402 of our Bylaws. This section requires that a notice relating to the nomination of directors must be timely given in writing to the Executive Chairman of our Board prior to the meeting. To be timely, notice relating to the nomination of directors must be delivered not less than 14 days nor more than 50 days prior to any such meeting of stockholders called for the election of directors. Notice to us from a stockholder who proposes to nominate a person at a meeting for election as a director must be accompanied by each proposed nominee’s written consent and contain, to the extent known to the notifying stockholder, the name, address and principal occupation of each proposed nominee, the total number of shares of our capital stock that will be voted for each of the proposed nominees, the name and address of the notifying stockholder, the number of shares of our capital stock owned by each notifying stockholder and the information regarding the proposed nominee that would be required to be disclosed in a proxy statement filed under the Securities Exchange Act of 1934. Stockholder nominations not made in accordance with this procedure may be disregarded by the Chairman, who may instruct that all votes cast for each such nominee be disregarded.

Compensation Of Directors

We currently pay non-employee directors an annual retainer of $20,000. We also pay the Chairman of the Audit Committee an additional annual retainer of $5,000. The Board approved a grant of an option to Mr. Korzeniewski on July 29, 2003, to purchase 10,000 shares of Common Stock under the 2000 Long

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Term Incentive Plan at the market value on the date of grant. The Board also approved grants of options to Messrs. Fowler, Thoma and Korzeniewski on December 22, 2003, to purchase, respectively, 15,000, 15,000 and 5,000 shares of Common Stock under the 1998 Long Term Incentive Plan at the market value on the date of grant, who are non-employee directors. Non-employee directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board meetings or meetings of committees thereof.

Certain Relationships And Related Party Transactions

In 1999, our principal operating subsidiary requested an employee, Jeffrey Earhart, to relocate from Pennsylvania to Florida in order to take over the management of our customer service centers in Florida. In connection with the relocation, we agreed to make advances or a loan to Mr. Earhart for the relocation and the construction of a new residence in Florida. In 2000, we memorialized this agreement regarding relocation with a loan that was secured by the new residence and bore interest at the rate of 8.25 percent per annum. The loan was refinanced in July 2002 and bore interest at the rate of 6.25 percent per annum to reflect current market rates. As of March 27, 2003, Mr. Earhart retired the loan in its entirety. The largest aggregate amount of the loan outstanding during 2003 was $1.03 million, and, as of April 5, 2004, no money was outstanding on the loan and advances. In May 2001, Mr. Earhart was elected one of our executive officers.

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EXECUTIVE COMPENSATION

Summary Of Cash And Certain Other Compensation

The following table sets forth information for the fiscal years ended December 31, 2003, 2002 and 2001 as to the compensation for services rendered paid by us to our Chief Executive Officer and to the five other most highly compensated executive officers whose annual salary and bonus exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long Term Compensation

Name and Principal Position	Year	Salary (1)	Bonus (1)	Securities Underlying Options/SARS

Gabriel Battista, Chief Executive Officer Chairman of the Board of Directors and	2003	$500,000	$645,000	250,000(3)
Director	2002	$500,000	$535,000	--
	2001	--(2)	--	--

Edward B. Meyercord, III, President and Director	2003	$350,000	$452,500	300,000(4)(5)
	2002	$350,000	$381,500	--
	2001	$300,000	--	--

Aloysius T. Lawn, IV, Executive Vice President - General Counsel and	2003	$275,000	$287,800	60,000(4)
Secretary	2002	$275,000	$245,400	--
	2001	$275,000	--	--

Jeffrey Earhart, Executive Vice President - Customer Operations	2003	$230,000	$312,000	60,000(4)
	2002	$230,000	$333,000	--
	2001	$230,000	--	--

Warren A. Brasselle, Executive Vice President - Network Operations	2003	$250,000	$265,500	60,000(4)
	2002	$250,000	$233,500	8,333(6)
	2001	$250,000	--	--

Timothy Leonard, Chief Information Officer	2003	$250,000	$265,500	60,000(4)
	2002	$224,039	$217,500	25,000(7)
	2001	$200,000	--	23,333(8)

(1)   The costs of certain benefits not properly categorized as salary or benefits are not included because they did not exceed, in the case of any executive officer named in the table, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2)   Under his employment agreement with us, Mr. Battista is entitled to a minimum annual salary of $500,000. Mr. Battista's salary for 1999 included, in addition to the $500,000 annual base salary for 1999, $1,000,000 representing a prepayment of $500,000 in salary for each of the years 2000 and 2001 as provided in Mr. Battista's employment agreement with us.

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(3)   Options to purchase shares of our common stock. Mr. Battista was granted options under our 2003 Long Term Incentive Plan to purchase 250,000 shares of our common stock at an exercise price of $10.49 per share that vest in one year.

(4)    Options to purchase shares of our common stock. Messrs. Meyercord, Lawn, Earhart, Brasselle and Leonard were granted options under our 2003 Long Term Incentive Plan to purchase 200,000, 60,000, 60,000, 60,000, and 60,000 shares, respectively, of our common stock at an exercise price of $10.49 per share that vest over three years.

(5)   Options to purchase shares of our common stock. Mr. Meyercord was granted options under our 1998 Long Term Incentive Plan to purchase 50,000 shares of our common stock at an exercise price of $10.49 per share that vest over three years. Mr. Meyercord was also granted options under our 2000 Long Term Incentive Plan to purchase 50,000 shares of our common stock at an exercise price of $10.49 per share that vest over three years.

(6)   Options to purchase shares of our common stock. Mr. Brasselle was granted options under our 1998 Long Term Incentive Plan to purchase 8,333 shares of our common stock at an exercise price of $1.53 per share that vest over three years.

(7)   Options to purchase shares of our common stock. In 2002, prior to Mr. Leonard becoming one of our executive officers, Mr. Leonard was granted options under our 2001 Non-Officer Long Term Incentive Plan to purchase 25,000 shares of our common stock at an exercise price of $1.53 per share that vest over three years.

(8)   Options to purchase shares of our common stock. In 2001, prior to Mr. Leonard becoming one of our executive officers, Mr. Leonard was granted options that were not granted under a stock option plan, to purchase 23,222 shares of our common stock at an exercise price of $3.84 per share that vest over three years.

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STOCK OPTION GRANTS

The following table sets forth further information regarding grants of options to purchase our common stock made by us during the fiscal year ended December 31, 2003 to the executive officers named in the Summary Compensation Table, above.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in 2003	Exercise Price per Share (1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Option Term (4)

					5%($)	10%($)

Gabriel Battista	250,000 (2)	13.3%	$10.49	12/22/13	$1,649,521	$4,181,077
Edward B. Meyercord, III	300,000 (3)	16.1%	$10.49	12/22/13	$1,979,425	$5,017,291
Aloysius T. Lawn, IV	60,000 (2)	3.2%	$10.49	12/22/13	$395,885	$1,003,458
Jeffrey Earhart	60,000 (2)	3.2%	$10.49	12/22/13	$395,885	$1,003,458
Warren A. Brasselle	60,000 (2)	3.2%	$10.49	12/22/13	$395,885	$1,003,458
Timothy Leonard	60,000 (2)	3.2%	$10.49	12/22/13	$395,885	$1,003,458

(1)   All options have been granted at market price on the date of issue.

(2)    The options granted to Messrs. Battista, Lawn, Earhart, Brasselle and Leonard were granted under our 2003 Long Term Incentive Plan. The options granted to Mr. Battista vest and become exercisable on December 22, 2004. The options granted to Messrs. Lawn, Earhart, Brasselle and Leonard vest and become exercisable in one-third increments on the first, second and third anniversaries of December 22, 2003.

(3)   Mr. Meyercord was granted options to purchase: 200,000 shares of our common stock under our 2003 Long Term Incentive Plan, 50,000 shares of our common stock under our 2000 Long Term Incentive Plan, and 50,000 shares of our common stock under our 1998 Long Term Incentive Plan. The options granted to Mr. Meyercord vest and become exercisable in one-third increments on the first, second and third anniversaries of December 22, 2003.

(4)    Disclosure of the 5% and 10% assumed annual compound rates of stock appreciation based on exercise prices are mandated by the rules of the SEC and do not represent our estimate or projection of future common stock prices. The actual value realized may be greater or less than the potential realizable value set forth in the table.

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None of the executive officers in the Summary Compensation Table above acquired shares of our common stock upon the exercise of options in 2003.

EMPLOYMENT CONTRACTS

Gabriel Battista entered into a one-year employment agreement effective as of January 1, 2004, which replaced his prior employment agreement and reflected his new title of Executive Chairman of the Board of Directors for the remainder of the term under his prior employment agreement. Commencing in 2004, under the contract, Mr. Battista is entitled to a minimum annual base salary of $500,000 and certain other perquisites made generally available to our senior executive officers. If there is a change of control of Talk America (including by an acquisition of our assets, a merger into another entity or a transaction that results in the our common stock no longer being required to be registered under the Securities Exchange Act of 1934), Mr. Battista will receive an additional bonus of $1,000,000 (or $3,000,000 if the price per share for our common stock in such transaction is greater than $60.00 per share).

Edward B. Meyercord, III entered into a three-year employment agreement to serve as our Chief Executive Officer and President effective as of January 1, 2004. Commencing in 2004, under the contract, Mr. Meyercord is entitled to a minimum annual base salary of $500,000 and certain other perquisites made generally available to our senior executive officers.

Aloysius T. Lawn, IV entered into a three-year employment agreement effective as of March 26, 2001. Under the contract, Mr. Lawn is entitled to a minimum annual base salary of $275,000 and certain other perquisites made generally available to our senior executive officers.

Jeffrey Earhart entered into a three-year employment agreement effective as of October 2, 2001. Under the contract, Mr. Earhart is entitled to a minimum annual base salary of $230,000 and certain other perquisites made generally available to our senior executive officers.

Warren Brasselle is party to an employment agreement effective as of April 3, 2000, that was amended as of May 8, 2003 and now expires on May 8, 2006. Under the contract as amended, Mr. Brasselle received a signing bonus of $100,000, paid in two equal installments on June 31, 2000 and September 30, 2000, and is entitled to a minimum annual base salary of $250,000 and certain other perquisites made generally available to our senior executive officers. In addition, upon execution of the agreement, Mr. Brasselle was granted options to purchase 60,000 shares of our common stock at an exercise price of $43.14 per share, 10,000 vested immediately and the remainder vest over three years (these options were exchanged and cancelled pursuant to our employee option exchange and on April 5, 2002, we granted new options pursuant to the employee option exchange in exchange for the exchanged and cancelled options).

Timothy Leonard entered into a three-year employment agreement effective as of March 29, 2002. Commencing in 2003, under the contract, Mr. Leonard is entitled to a minimum annual base salary of $250,000 and certain other perquisites made generally available to our senior executive officers.

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Each of the employment agreements for Messrs. Battista, Meyercord, Lawn, Earhart, Brasselle and Leonard provides for immediate vesting of options in event of a "change of control" (as defined in the agreements) of us and provides for severance benefits in the event employment is terminated by us without cause prior to the end of the term and for a certain period beyond the end of the term in the event of a "change of control." The severance benefits are generally the payment of an amount equal to two years' base salary plus the average annual incentive bonus earned by the executive in the preceding four years, as well as the continuation of various employee benefits for two years.

Each of the above-described agreements requires the executive to maintain the confidentiality of our information and assign any inventions to us. In addition, each of the executive officers has agreed that he will not compete with us by engaging in any capacity in any business that is competitive with our business during the term of his respective agreement and thereafter for specified periods.

COMPENSATION COMMITTEE

Compensation Committee Interlocks And Insider Participation

None.

Compensation Committee Report On Executive Compensation

The Compensation Committee approves salaries and certain incentive compensation arrangements for our management and key employees.

The principal elements of our compensation structure are described below:

Annual Salary. Minimum annual base salaries for our executive officers have been established pursuant to employment contracts negotiated with each of our executive officers. Increases above such minimum base salaries may be granted in the discretion of the Compensation Committee based on its subjective assessment of individual performance. We believe that such employment contracts help to attract and retain qualified individuals. In addition, the employment agreements include confidentiality and non-compete agreements by the officers. See “EXECUTIVE COMPENSATION – Employment Contracts.”

Annual Bonuses. For 2003, the Board approved an annual bonus program for our executive officers and certain other employees to provide further incentive to achieve our 2003 performance goals. Bonus targets for the program were 50% of base salary for the CEO and President and 40% of base salary for the balance of the executive officers. Awards under this program were based upon achieving our operating plan, with the opportunity for leverage of the bonus targets based upon surpassing such plan. The Compensation Committee of the Board reviewed performance in 2003 against the criteria that had been established under the program and, at the Compensation Committee’s recommendation, the Board subsequently approved bonuses for our executive officers as set forth in the annual bonus program, which awards to the persons named in the Summary Compensation Table, above, are reflected therein under the “Bonus” column. The

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Board has approved a similar annual bonus program for our executive officers and certain other employees, excluding Gabriel Battista, to provide further incentive to achieve our performance goals in 2004.

In connection with the transition of Mr. Battista's duties as Chief Executive Officer to Mr. Meyercord, the Board has approved an annual bonus program for Mr. Battista to provide him with further incentive to achieve our performance goals in 2004. Mr. Battista's bonus target is 100% of base salary and is based upon achieving our operating plan, with the opportunity for leverage of the bonus targets based upon surpassing such plan. In addition, Mr. Battista may earn an additional bonus of up to $500,000, based upon his meeting certain subjective measures established and as determined by the Board.

In addition, the Board adopted an incentive compensation plan for a limited number of employees, including executive officers of the Company other than the CEO. Under this plan, the participating employees were organized in groups on a cross-functional basis and charged with the responsibility for improving and monitoring the following operational areas: customer satisfaction, general and administrative expenses/capital budget, sales and marketing, credit quality, gross margin, and facilities-based provisioning. Incentive compensation under this plan was based upon our achieving certain operational performance measures established by the Board when it adopted the plan. Maximum compensation per employee for each cross-function team was $4,000 per six-month period, with an aggregate six-month cap of $8,000. The incentive compensation awards under this plan to the persons named in the Summary Compensation Table, above, are reflected therein under the “Bonus” column.

Long Term Incentive Compensation. Our long term incentive compensation is comprised of stock options granted to employees. We believe that stock options are an effective tool for directly linking the financial interests of executive officers and key employees with those of our stockholders and for recruiting and retaining high quality management personnel. Stock options are intended to focus the efforts of executive officers and key employees on performance that will increase our value for all of our stockholders.

Future option grants or other stock or incentive awards under the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive Plan, the 2001 Non-Officer Long Term Incentive Plan and the 2003 Long Term Incentive Plan, will be made in the discretion of the Compensation Committee, including in connection with the negotiation of individual employment arrangements.

Chief Executive Officer’s 2003 Compensation. As set forth in the Summary Compensation Table, Mr. Battista’s base salary of $500,000 in 2003 was established pursuant to the terms of his pre-existing employment agreement. The Compensation Committee determined that our performance satisfied the criteria it had established under the 2003 annual bonus program described above and qualified Mr. Battista for a bonus of $645,000 for 2003. In renegotiating Mr. Battista’s employment agreement in January 2004 in connection with his assumption of the position of Executive Chairman of the Board of Directors, the Compensation Committee had determined to retain the same compensation terms, including the amount of the base salary for 2004.

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In January 2004, Mr. Meyercord became our Chief Executive Officer. In connection therewith, we entered into an employment agreement with Mr. Meyercord, establishing a base salary of $500,000 for 2004.

Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its four other highest-paid executive officers to the extent that any such individual’s compensation exceeds $1 million, subject to certain exceptions, including one for “performance-based compensation.” Generally, the Compensation Committee seeks to maximize executive compensation deductions for federal income tax purposes. However, the Compensation Committee believes that there may be circumstances where it is appropriate to provide compensation that is not fully deductible because such compensation is more consistent with the Company’s executive compensation program.

THE COMPENSATION COMMITTEE

Ronald R. Thoma, Chairman
Mark S. Fowler

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PERFORMANCE GRAPH

The following graph sets forth a comparison of the percentage change in the cumulative total stockholder return on our common stock compared to the cumulative total return of the S&P MidCap 400 Index and the S&P 500 Integrated Telecommunications Services Index for the period from December 31, 1998, through December 31, 2003. The comparison assumes that $100 was invested on December 31, 1998 in our common stock and each of the indices and assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future performance.

[Graphic]

	DEC. 31, 1998	DEC. 31, 1999	DEC. 29, 2000	DEC. 31, 2001	DEC. 31, 2002	DEC. 31, 2003

Talk America Holdings, Inc	$100	$105.97	$8.58	$2.45	$11.14	$22.93

S&P MidCap 400 Index	$100	$113.35	$131.72	$129.56	$109.55	$146.93

S&P 500 Integrated Telecommunications Service Index	$100	$117.41	$70.83	$61.14	$39.20	$40.49

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PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed the firm of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year. This firm has served as our independent auditors since 2000 and has no direct or indirect financial interest in us.

Although not legally required to do so, the Audit Committee and the Board are submitting the selection of PricewaterhouseCoopers LLP as our independent auditors for ratification by the stockholders at the Annual Meeting. If a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is not voted for such ratification (which is not expected), the Audit Committee will reconsider its appointment of PricewaterhouseCoopers LLP as our independent auditors.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

During our fiscal years ended December 31, 2003 and 2002, PricewaterhouseCoopers LLP provided services to us in the following categories and amounts:

Description                        2003       2002

Audit Fees                $358,600          $203,000
Audit-Related Fees                                                $           0          $  54,140
Tax Fees                                                               $     2,440          $  30,000
All Other Fees                      $     6,580          $    1,400

In the above table, in accordance with new SEC definitions and rules, “audit fees” are fees we paid to PricewaterhouseCoopers LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit related fees” are fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including, in 2002, the review of our bond restructuring and our Securities and Exchange Commission reports; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees billed by PricewaterhouseCoopers LLP to us for any services not included in the first three categories, including the annual subscription fee for an online information service.

The Audit Committee has determined that the services provided by PricewaterhouseCoopers LLP to us that were not related to its audit of our financial

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statements were at all relevant times compatible with that firm's independence and approved all such services.

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. The Audit Committee may delegate pre-approval of audit and non-audit services to a subcommittee of the Audit Committee, provided that any decisions made by such subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

In 2003, the Audit Committee pre-approved 100% of the services provided by our independent auditors.

OTHER BUSINESS

We do not presently know of any matters that will be presented for action at the Annual Meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

ANNUAL REPORTS

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, IS ENCLOSED WITH THIS PROXY STATEMENT. WE HAVE ALSO FILED THIS REPORT WITH THE SEC, AND COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AS WELL AS QUARTERLY REPORTS ON FORM 10-Q, CURRENT REPORTS ON FORM 8-K, AND AMENDMENTS TO THOSE REPORTS ARE AVAILABLE, WITHOUT CHARGE, ON OUR WEBSITE, www.talkamerica.com, AS SOON AS REASONABLY PRACTICABLE AFTER THEY ARE FILED WITH THE SEC. COPIES ARE ALSO AVAILABLE FROM US, WITHOUT CHARGE. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO INVESTOR RELATIONS, TALK AMERICA HOLDINGS, INC., 6805 ROUTE 202, NEW HOPE, PENNSYLVANIA 18938.

2005 ANNUAL MEETING OF STOCKHOLDERS

In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by us in connection with the annual meeting of stockholders in 2005 must submit it so it will be received by us by December 7, 2004, unless we change the date of next year’s annual meeting by more than 30 days from this year’s, in which case the proposal must be submitted at a reasonable time before we begin to print and mail our proxy materials. Any stockholder proposals for the 2005 annual meeting of stockholders that are submitted outside the processes of Rule 14a-8 under the Securities Act of 1934 will be considered untimely if not received by us by February 20, 2005, or, if we change the date of the 2005 annual meeting by more than

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30 days from this year’s, after a reasonable time before we mail our proxy materials for next year’s annual meeting, will not be considered filed on a timely basis with us under SEC Rule 14a-4(c)(1). For proposals that are not filed on such a timely basis, we retain discretion to vote proxies we receive. For proposals that are filed on such a timely basis, we retain discretion to vote proxies we receive provided 1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and 2) the proponent does not issue a proxy statement.

               By Order of the Board of Directors

               /s/ Aloysius T. Lawn, IV
               Aloysius T. Lawn, IV, Secretary

Reston, Virginia
April 5, 2004

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EXHIBIT A

TALK AMERICA HOLDINGS, INC.
AUDIT COMMITTEE CHARTER

(As amended and approved by the Audit Committee and the Board of Directors on April 29, 2003)

The Audit Committee

The Company shall have an audit committee of its Board of Directors, the structure, composition and responsibilities of which shall be as set forth in this charter. The audit committee shall be elected or appointed annually by the Board of Directors. The audit committee shall consist of at least three directors and all members of the audit committee shall be “independent” of management and the Company as and to the extent provided in the rules of the NASD governing issuers whose shares are quoted on NASDAQ (as currently in effect and as they may be amended, the “NASD Rules”). In addition, no member of the audit committee:

  may accept any consulting, advisory or other compensatory fee from the Company, other than for service on the Board of Directors or any committee thereof;
  may own, directly or indirectly, 20% or more (or such lower measurement as may be established in rules and regulations adopted by the Securities and Exchange Commission (as currently in effect and as they may be amended, the “SEC Rules”)) of the Company’s voting stock; or
  otherwise be an affiliate of the Company other than in his or her capacity as a director or member of any committee of the Board of Directors, nor shall any member otherwise have any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independence from management of the Company. Each audit committee member shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member shall have been determined by the Board of Directors to be a “financial expert,” in all cases as and to the extent required and provided in the applicable NASD Rules.

Purpose

The audit committee’s primary purpose is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Without limitation of the generality of the foregoing, the audit committee’s primary functions are to oversee:

  the integrity of the Company’s financial statements and financial reporting structure;
  the Company’s compliance with related legal and regulatory requirements;
  the independent auditor’s qualifications and independence;
  the performance of the Company’s independent auditors;

  the receipt, retention and treatment of complaints regarding the Company’s accounting, auditing matters or internal accounting, financial or disclosure controls;
  the confidential, anonymous submission of complaints regarding questionable accounting or auditing matters; and
  related-party transactions
The audit committee also monitors and reviews compliance with the Company’s legal compliance and ethics policies and programs.

Authority and Responsibility

The audit committee shall have the authority and the responsibility, for and on behalf of the Company’s Board of Directors, to (a) oversee and monitor all aspects of the Company's accounting and financial reporting processes, including, without limitation, the oversight and monitoring of the participation of the Company’s management and its independent auditors in such processes, the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, any internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors, (b) provide over the names of the audit committee members the required Audit Committee Report for the Company’s Proxy Statement required for the Company’s Annual Meeting of Shareholders and (c) take any actions as it may deem desirable or appropriate to provide for the reliability and credibility of the Company’s financial statements and the integrity of the Company’s financial reporting process.

Subject to the applicable provisions of the Delaware corporate law and the Company’s Amended and Restated Certificate of Incorporation and its By-laws, the audit committee may adopt such operating rules as it may deem appropriate for the exercise of its authority and the discharge of its responsibility and for the conduct of its activities as a committee, including, without limitation, establishing the times and places of its meetings and providing for the delegation of the responsibility for the conduct of certain of its specific activities to one or more of its members, who will report back to the audit committee as a whole.

In discharging its responsibilities, the audit committee shall have the power to investigate any matter brought to its attention, shall have full access to all books, records, facilities and personnel of the Company and shall have the power and authority to engage and determine funding, by the Company, for such independent counsel and other advisors as it may determine are necessary for it to carry out its duties and responsibilities.

In performing their duties and responsibilities, each member of the audit committee is entitled to rely in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any of the Company’s officers or employees, or other committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

Principal Processes

Without in any respect limiting the authority and responsibility of the audit committee, it being understood that the audit committee will maintain flexibility in its oversight and monitoring of the Company's accounting and financial reporting processes, the following shall be the principal responsibilities and recurring processes of the audit committee in carrying out its responsibilities:

•    The audit committee shall have a clear understanding with the Company’s management and its independent auditors that the independent auditors are ultimately accountable to the Company’s Board of Directors and the audit committee, as representatives of the Company's stockholders.

•    The audit committee will meet at least four times a year.

•    The audit committee shall pre-approve all audit and non-audit services provided by the Company’s independent auditors. Notwithstanding the foregoing, the audit committee shall not have the authority to engage the Company’s independent auditors for any of the following non-audit services (the “non-allowed services”):

--    Bookkeeping or other services related to the Company’s accounting records or financial statements
--    Financial information systems design and implementation
--    Appraisal or valuation services, fairness opinions or contribution-in-kind reports
--    Actuarial services
--    Internal audit outsourcing services
--    Management functions or human resources work
--    Broker-dealer, investment adviser or investment banking services
--    Legal services and expert services unrelated to the audit (other than tax services)
--    Any other service that is, by law, rule or regulation (including, without limitation, SEC Rules and NASD Rules), not permitted to be provided to a public company by its independent auditors.

The audit committee may delegate pre-approval of audit and non-audit services to a subcommittee of the audit committee, provided that any decisions made by such subcommittee shall be presented to the full audit committee at its next scheduled meeting.

•    The audit committee shall be directly and solely responsible for the appointment, replacement, compensation (funding by the Company) and oversight of the work of the independent auditors (including resolution of any issues arising between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the audit committee.

•    The audit committee shall discuss with the independent auditors their independence from management and the Company and obtain from, and actively discuss with, the independent auditors the written disclosures required by the Independence Standards Board, particularly Independence Standards Board Standard No. 1, as well as express confirmation from the independent auditors that they have not been engaged by the Company to perform any of the non-allowed services listed above, and shall consider the compatibility of any nonaudit services with the auditors’ independence. Without limitation of the foregoing, the audit committee shall address with the independent auditors in connection with any audit performed by them (i) the Company’s critical accounting policies and practices, (ii) alternative treatments of financial information within GAAP that the independent auditors have discussed with Company management, the ramifications of the use of such alternative disclosures and treatments and the alternative preferred by the independent auditors and (iii) any material written communications between the independent auditors and Company management, such as any management letter and any schedule of unadjusted differences.

•    Annually, the audit committee shall review and recommend to the Board of Directors as a whole the selection of the Company's independent auditors.

•    The audit committee periodically will meet separately with management and separately with the Company’s independent auditors. The audit committee shall discuss with the Company’s independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall discuss with the Company’s management and its independent auditors the adequacy and effectiveness of the accounting and financial controls and procedures, including the Company's system to identify, monitor and manage business risk, and the Company’s legal and ethical compliance programs. Further, the audit committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.

•    Based on the review and discussions described below, the audit committee shall recommend to the Board of Directors whether the annual and quarterly financial statements of the Company and related disclosure should be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively:

•    Prior to the filing of each of the Company's Quarterly Reports on Form 10-Q, the audit committee shall review with management and the independent auditors the interim financial statements and other information to be included in the Form 10-Q, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”). The audit committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards. Any member of the audit committee may represent the entire audit committee for the purposes of the review described in this paragraph, in which event such member will make a presentation to the audit committee at its next regularly scheduled meeting.

•    The audit committee shall review with management and the independent auditors the financial statements and other financial information, including the Company’s disclosures under MD&A, to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.

•    The audit committee shall review and approve hiring policies for employees or former employees of any of the Company’s independent auditors.

•    The audit committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, auditing matters or internal accounting, financial or disclosure controls.

•    The audit committee shall establish procedures for the confidential, anonymous submission of complaints or concerns regarding questionable accounting or auditing matters.

•    The audit committee shall review and approve all related-party transactions.

Annual Review

The audit committee shall review and reassess the adequacy of this charter at least annually and recommend any proposed changes to the Board of Directors.

TALK AMERICA HOLDINGS, INC.
12020 Sunrise Valley Drive
Reston, Virginia 20190

This Proxy Is Solicited On Behalf Of The Board Of Directors
For The Annual Meeting Of Stockholders On May 19, 2004

The undersigned holder of shares of Common Stock of Talk America Holdings, Inc. hereby appoints Edward B. Meyercord, III and Aloysius T. Lawn, IV, and each of them, with full power of substitution, as proxies to vote all shares owned by the undersigned at the Annual Meeting of Stockholders to be held on May 19, 2004, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, and any adjournment or postponement thereof. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

Please mark, date and sign the proxy and return it promptly in the accompanying business reply envelope, which requires no postage if mailed in the United States. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

The shares represented by this Proxy, if signed and returned, will be voted as specified on the reverse side. If no specification is made, your shares will be voted FOR approval of the election of the director nominees, Gabriel Battista and Ronald Thoma and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company for 2004 (the “Auditor Proposal”).

IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF TWO DIRECTORS, AND FOR APPROVAL OF THE AUDITOR PROPOSAL.
(SEE REVERSE SIDE)

ITEM 1 Election of Directors

    Gabriel Battista        /   /    FOR the nominee    /   /    WITHHOLD AUTHORITY to vote for nominee
    Ronald Thoma         /   /    FOR the nominee    /   /    WITHHOLD AUTHORITY to vote for nominee

ITEM 2 To approve the Auditor Proposal    /   /    FOR    /   /    AGAINST    /   /    ABSTAIN

        MARK HERE IF YOU PLAN TO ATTEND THE MEETING         /     /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM 1 OR ITEM 2 THIS PROXY WILL BE VOTED “FOR” SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company’s Notice of Annual Meeting of Stockholders to be held on May 19, 2004 and the related proxy statement dated April 5, 2004 and Annual Report on Form 10-K for the fiscal year ended December 31, 2003, are hereby acknowledged.

PLEASE SIGN, DATE AND MAIL TODAY

Signature(s) of Stockholder(s)____________________________________________________________________ Date _____________, 2004
Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officers, please give FULL title.